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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     February 16, 2001 (February 13, 2001)


                       Corrections Corporation of America
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       0-25245                  62-1763875
          --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



              10 Burton Hills Boulevard, Nashville, Tennessee 37215
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-3000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

FINAL COURT APPROVALS OF REVISED TERMS OF STOCKHOLDER LITIGATION SETTLEMENT.

         On February 13, 2001, Corrections Corporation of America, a Maryland corporation formerly known as Prison Realty Trust, Inc. (the "Company"), received final court approvals of the revised terms of the definitive agreements with respect to the settlement of a series of class action and derivative lawsuits brought against the Company by current and former stockholders of the Company and its predecessors. Pursuant to the revised terms of the settlements, the Company will issue to the plaintiffs:

              - an aggregate of 46,900,000 shares of the Company's common stock; and

              - a subordinated promissory note in the aggregate principal amount of $29.0 million.

         Other than with respect to the issuance of the common stock and the promissory note by the Company, the original settlement agreements have not been altered by the terms of the revised settlement agreements, including the requirement that the Company pay approximately $47.5 million in cash insurance proceeds to the plaintiffs. Please see the Company's Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission (the "Commission") on October 30, 2000 for a complete description of the terms of the previously announced settlement agreements.

         With respect to the Company's issuance of the common stock and the promissory note, the terms of the definitive settlement agreements receiving final court approvals replace all previously existing obligations of the Company, under the provisions of the original settlement agreements and a Memorandum of Understanding, dated as of December 14, 2000, between the parties (the "Memorandum of Understanding"), to issue shares of its common stock and/or other indebtedness to the plaintiffs in the litigation. Please see the Company's Current Report on Form 8-K as filed with the Commission on December 18, 2000 for a complete description of the terms of the Memorandum of Understanding.

         Under the terms of the definitive settlement agreements, the subordinated promissory note to be issued by the Company will be due January 2, 2009, and will accrue interest at a rate of 8.0% per annum. All principal and interest due under the note will be payable in one lump sum at maturity; provided, however, that should the average trading price of the Company's common stock meet or exceed a "termination price" equal to $1.63 per share for 15 consecutive trading days at any time prior to the maturity date of the note, all amounts outstanding under the promissory note will be deemed fully satisfied without further action by the Company.

         To the extent the highest average trading price of the common stock does not reach the designated "termination price" during such period, the aggregate amount to be paid under the note will be reduced by the amount (the "Appreciation Amount") that the shares of stock issued to the plaintiffs appreciate in value pursuant to a calculation to be made at the time of the maturity of the note. The Appreciation Amount shall be determined by multiplying: (i) 46,900,000 (i.e., the number of shares issued in the definitive settlement), as adjusted for any reclassification or division of the Company's common stock; by (ii) the excess of (A) the average per share trading price of the Company's common stock for the 50 consecutive trading days prior to the maturity date of the note over (B) $0.49, as adjusted for any reclassification or division of the Company's common stock.


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         Further details on the final settlement can also be found in the
Supplemental Notice of Pendency of Class Actions, Proposed Settlement Thereof, Settlement Hearing and Right to Share in Settlement Fund, which is available from the Settlement Administrator. As part of the revised settlement, the deadline for claimants who have not already done so to submit a Proof of Claim and Release Form to the Settlement Administrator has been extended to March 12, 2001.

         The complete text of the final judgments and orders of dismissal issued by the various courts approving the final settlement are included as Exhibits hereto and are incorporated herein in their entirety. The press release issued by the Company on February 13, 2001 with respect to the final court approvals is filed as an Exhibit hereto and is incorporated herein in its entirety.

FORWARD LOOKING STATEMENTS.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.

ITEM 7(c). EXHIBITS.

The following exhibits are filed as part of this Current Report:

Exhibit
Number      Description of Exhibits
-------     -----------------------
99.1        Final Judgment and Order of Dismissal with Prejudice, Civil Action
            No. 3:99-0458, issued by the United States District Court for the
            Middle District of Tennessee.

99.2        Final Judgment and Order of Dismissal with Prejudice, Civil Action
            No. 98-239-III, issued by the Chancery Court of Davidson County for the Twentieth Judicial District.

99.3        Final Judgment and Order of Dismissal with Prejudice, Civil Action
            No. 99-1719-III, issued by the Chancery Court of Davidson County for the Twentieth Judicial District.

99.4 Company press release, dated February 13, 2001, announcing final court approvals of the definitive settlement agreements.



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'

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2001               CORRECTIONS CORPORATION OF AMERICA


                                      By: /s/ John D. Ferguson
                                          --------------------------------------
                                      Its: Chief Executive Officer and President












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                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibits
-------     -----------------------
99.1        Final Judgment and Order of Dismissal with Prejudice, Civil Action
            No. 3:99-0458, issued by the United States District Court for the
            Middle District of Tennessee.

99.2        Final Judgment and Order of Dismissal with Prejudice, Civil Action
            No. 98-239-III, issued by the Chancery Court of Davidson County for the Twentieth Judicial District.

99.3        Final Judgment and Order of Dismissal with Prejudice, Civil Action
            No. 99-1719-III, issued by the Chancery Court of Davidson County for the Twentieth Judicial District.

99.4 Company press release, dated February 13, 2001, announcing final court approvals of the definitive settlement agreements.










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